EXHIBIT 32

                   CERTIFICATION OF PERIODIC FINANCIAL REPORT
                       PURSUANT TO 18 U.S.C. SECTION 1350

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of AMCOL International Corporation (the "Company") certifies that the annual report on Form 10-K of the Company for the year ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 16, 2006                            /s/ Lawrence E. Washow
                                                 -------------------------------
                                                 Lawrence E. Washow
                                                 Chief Executive Officer

Date:  March 16, 2006                            /s/ Gary L. Castagna
                                                 -------------------------------
                                                 Gary L. Castagna
                                                 Chief Financial Officer